AXS Short Innovation Daily ETF

Ticker: SARK

AXS TSLA Bear Daily ETF

Ticker: TSLQ

AXS 1.25X NVDA Bear Daily ETF

Ticker: NVDS

AXS 2X Innovation ETF

Ticker: TARK

Each a series of Investment Managers Series Trust II

Supplement dated May 14, 2024, to the

Prospectus, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated July 31, 2023, as supplemented.

Important Notice Regarding Planned Changes in Fund Names

Effective May 15, 2024, each Fund’s name will be changed as set forth below and all references in the Prospectus, Summary Prospectuses and SAI will be updated accordingly. Each Fund’s principal investment strategies and investment objective will remain the same.

Current Fund Name	New Fund Name
AXS Short Innovation Daily ETF	Tradr Short Innovation Daily ETF
AXS TSLA Bear Daily ETF	Tradr TSLA Bear Daily ETF
AXS 1.25X NVDA Bear Daily ETF	Tradr 1.25X NVDA Bear Daily ETF
AXS 2X Innovation ETF	Tradr 2X Long Innovation ETF

Please file this Supplement with your records